Exhibit 99.2

wtwco.com WTW Earnings Release Supplemental Materials July 28, 2022 Second Quarter Financial Results © 2022 WTW. All rights reserved.

WTW Forward-Looking Statements

This document contains 'forward-looking statements' within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, the impact of the global pandemic on our business, future capital expenditures, ongoing working capital efforts, future share repurchases, financial results (including our revenue, costs or margins), the impact of changes to tax laws on our financial results, existing and evolving business strategies and acquisitions and dispositions, including the sale of Willis Re to Arthur J. Gallagher & Co. ('Gallagher'), demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully manage ongoing leadership, organizational and technology changes, including investments in improving systems and processes, our ability to implement and realize anticipated benefits of any cost-savings initiatives including the multi-year operational Transformation program, and plans and references to future successes, including our future financial and operating results, plans, objectives, expectations and intentions are forward-looking statements. Also, when we use words such as 'may,' 'will,' 'would,' 'anticipate,' 'believe,' 'estimate,' 'expect,' 'intend,' 'plan,' 'continues,' 'seek,' 'target,' 'focus,' 'probably,' or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: our ability to successfully establish, execute and achieve our global business strategy as it evolves; our ability to fully realize anticipated benefits of our growth strategy; our ability to successfully deploy cost-mitigation measures and achieve longer-term offsets; the risks related to changes in general economic (including a possible recession), business and political conditions, including changes in the financial markets and inflation; the risks to our business, financial condition and results of operations that may be materially adversely affected by any negative impact on the global economy and capital markets resulting from inflation, the conflict in Ukraine or any other geopolitical tensions and the intended withdrawal from our businesses in Russia; the risks relating to the adverse impacts of the ongoing COVID-19 pandemic, including supply chain, workforce availability, vaccination rates, new or emerging variants and further social-distancing orders in jurisdictions where we do business, on the demand for our products and services, our cash flows and our business operations, including increased demand on our information technology resources and systems and related risks of cybersecurity breaches or incidents; the risks relating to the sale of Willis Re to Gallagher, including incremental business, operational and regulatory risks created by transitional arrangements and pending transactions; significant competition that we face and the potential for loss of market share and/or profitability; the impact of seasonality and differences in timing of renewals and non-recurring revenue increases from disposals and book-of-business sales; the failure to protect client data or breaches of information systems or insufficient safeguards against cybersecurity breaches or incidents; the risk of increased liability or new legal claims arising from our new and existing products and services, and expectations, intentions and outcomes relating to outstanding litigation; the risk of substantial negative outcomes on existing litigation or investigation matters; changes in the regulatory environment in which we operate, including, among other risks, the impacts of pending competition law and regulatory investigations; various claims, government inquiries or investigations or the potential for regulatory action; our ability to make divestitures or acquisitions and our ability to integrate or manage such acquired businesses; our ability to successfully hedge against fluctuations in foreign currency rates; our ability to integrate direct-to-consumer sales and marketing solutions with our existing offerings and solutions; our ability to comply with complex and evolving regulations related to data privacy and cyber security; our ability to successfully manage ongoing organizational changes, including investments in improving systems and processes; disasters or business continuity problems; the impact of Brexit; our ability to successfully enhance our billing, collection and other working capital efforts, and thereby increase our free cash flow; the impact of the anticipated replacement of the London Interbank Offered Rate ('LIBOR'); our ability to properly identify and manage conflicts of interest; reputational damage, including from association with third parties; reliance on third-party services; risks relating to changes in our management structures and in senior leadership; the loss of key employees or a large number of employees and rehiring rates; doing business internationally, including the impact of exchange rates; compliance with extensive government regulation; the risk of sanctions imposed by governments, or changes to associated sanction regulations (such as sanctions imposed on Russia) and related counter-sanctions; our ability to effectively apply technology, data and analytics changes for internal operations, maintaining industry standards and meeting client preferences; changes and developments in the insurance industry or the U.S. healthcare system, including those related to Medicare and any legislative actions from the current U.S. Congress; the inability to protect the Company's intellectual property rights, or the potential infringement upon the intellectual property rights of others; fluctuations in our pension assets and liabilities; our capital structure, including indebtedness amounts, the limitations imposed by the covenants in the documents governing such indebtedness and the maintenance of the financial and disclosure controls and procedures of each; our ability to obtain financing on favorable terms or at all; adverse changes in our credit ratings; the impact of recent or potential changes to U.S. or foreign laws, and the enactment of additional, or the revision of existing, state, federal, and/or foreign laws and regulations, recent judicial decisions and development of case law, other regulations and any policy changes and legislative actions, including our effective tax rate; U.S. federal income tax consequences to U.S. persons owning at least 10% of our shares; changes in accounting principles, estimates or assumptions; risks relating to or arising from environmental, social and governance ('ESG') practices; fluctuation in revenue against our relatively fixed or higher than expected expenses; the laws of Ireland being different from the laws of the U.S. and potentially affording less protections to the holders of our securities; and our holding company structure potentially preventing us from being able to receive dividends or other distributions in needed amounts from our subsidiaries. The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see Part I, Item 1A in our Annual Report on Form 10-K, and our subsequent filings with the SEC. Copies are available online at http://www.sec.gov or www.wtwco.com.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

Our forward-looking statements speak only as of the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

wtwco.com
© 2022 WTW. All rights reserved.
2

wtwco.com © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. WTW Non - GAAP Measures In order to assist readers of our consolidated financial statements in understanding the core operating results that WTW’s ma nag ement uses to evaluate the business and for financial planning, we present the following non - GAAP measures: (1) Constant Currency Change, (2) Organic Change, (3) Adjusted Operating Income/Margin, (4) Adjusted EBITDA/Margin, (5) Adjusted Net Income, (6) Adjusted Diluted Earnings Per Share, (7) Adjusted Income Before Taxes, (8) Adjusted Income Taxes/Tax Rate and (9) Free Cash Flow. The Company believes that these measures are relevant and provide useful information widely used by analysts, investors and o the r interested parties in our industry to provide a baseline for evaluating and comparing our operating performance, and in the case of free cash flow, our liquidity results. Reconciliations of these measures are included in the accompanying appendix of these earning release supplemental materials. The Company does not reconcile its forward - looking non - GAAP financial measures to the corresponding U.S. GAAP measures, due to v ariability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the information, such as foreign currency impacts necessary for a quantit ati ve reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable U.S. GAAP financial measure, is available to the Company without unreasonable efforts. For the same reasons, the Company is unable to a ddr ess the probable significance of the unavailable information. The Company provides non - GAAP financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calcul ati ons and the U.S. GAAP measures may be materially different than the non - GAAP measures. 3

wtwco.com Strategy and Operating Performance © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 4

wtwco.com Remain focused on delivering on our 2022 financial targets Continued to return capital, with $471M in Q2 - 22 share repurchases Organic growth of 3% in the quarter and 9% Adj. EPS growth over the prior year Significant progress on strategic priorities, with hiring on pace with Q1 rate © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Key Takeaways Transformation program underway with $ 35M of incremental run - rate savings in Q2 - 22 and $71M of cumulative run - rate savings 5

wtwco.com Key figures © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Q2 2022 GAAP Financial Results $USD million, except EPS and % Three months ended June 30, Six months ended June 30, 2022 2021 2022 2021 Revenue % change $2,031 (3)% $2,091 $4,191 (3)% $4,319 Income from Operations % change $137 (19)% $170 $316 (17)% $381 Operating Margin % change, basis points 6.7% (140) bps 8.1% 7.5% (130) bps 8.8% Net Income % change $114 (39)% $186 $239 (74)% $922 Diluted EPS % change $0.97 (31)% $1.41 $2.01 (71)% $7.04 Net Cash From Operating Activities % change $258 (30)% $366 6

wtwco.com © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Solid Operating Performance Q2 2022 Key Figures, Including Non - GAAP Financial Results Total Revenue +3% Q2 2022 Organic +8 % Q2 2021 Organic Adjusted Diluted EPS 1 Q2 - 2022 Results Adjusted Operating Margin 1 Transformation Program $71M of run rate savings since inception Free Cash Flow 1 $2.0 B Q2 2022 $ 2.32 Q2 2022 $2.12 Q2 2021 $198M Q2 2022 +9 % Q2 2022 15.5% Q2 2022 +30 bps Q2 2022 +15.2 % Q2 2021 - $89M Q2 ’22 v. Q2 ‘21 $287M Q2 2021 1 Signifies Non - GAAP financial measures. See appendix for Non - GAAP reconciliations 7

wtwco.com © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Focus on the execution on our strategy aiming to generate outstanding value creation for all shareholders Our Strategic Priorities: Grow, Simplify, Transform FY 2024 Financial Targets Adjusted Operating Margin Adjusted EPS $10B+ Revenue 3 - Year FCF 24 - 25% $5 - 6B $18 - 21 • Grow: Invest to grow at or above market in chosen areas • Simplify: Increase agility; do the basics well • Transform: Enhance client and colleague experience through operational excellence 8

wtwco.com Recent Progress Against Strategic Priorities © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Grow Simplify Transform • Continued to expand our talent base in the second quarter, having maintained the accelerated hiring rate set in the first quarter and having reached attrition levels that are consistent with macro trends • Expanded our client solutions: launched specialist cyber coverage CyNav for the marine sector in Risk & Broking, and acquired Butterwire , a FinTech provider of data analytics, artificial intelligence, and machine learning platforms, in Health, Wealth, & Career • Completed realignment and re - segmentation to 2 segments and 3 geographies • Implemented corporate rebrand from Willis Towers Watson to WTW to reflect a unified future • Realized $35 million of incremental annualized savings in the second quarter from planned transformation initiatives while incurring $82 million in restructuring/transformation charges and $5 million in capital expenditures • Repurchased 2.1 million shares for $471 million in the second quarter 9

wtwco.com Delivering superior advice, broking and solutions in the areas of people, risk and capital We Have a Portfolio of Leading Businesses in Attractive Markets We have: A distinctive mix of complementary businesses • Accomplished and aspiring talent • Collaborative client - first culture • Sophisticated data and analytics • Powerful tools A strong balance sheet and significant financial flexibility © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. ~30 M individuals use our platforms to access benefits and insurance 10

Segment Overview: Health, Wealth, & Career

Health, Wealth & Career: World-class portfolio of leading businesses providing advisory and consulting services within human capital, employee benefits and retirement verticals

Health provides advice, broking, solutions and software for employee benefit plans, HR organizations and management teams of our clients

Wealth provides advice and management for retirement and investment asset owners using a sophisticated framework for managing risk

Career provides compensation advisory services, employee experience software and platforms, and other career-related consulting services to our clients

Benefits Delivery & Outsourcing provides medical exchange and outsourcing services to active employees and retirees across the group and individual markets as well as pension outsourcing

Meaningful set of attractive market opportunities with various points of intersection to accelerate growth

Market leader and strong client retention in each key business

Driven by

- New work models
- Emerging risks & opportunities
- Evolving regulations

Revenue ($M)



+7% CAGR
$4,586
$4,895
$5,268
2019
2020
2021

Operating Income ($M)



+8% CAGR
$1,149
$1,236
$1,346
2019
2020
2021

Operating Margin %



+60 bps
25.0%
25.2%
25.6%
2019
2020
2021

wtwco.com
© 2022 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

wtw 11

Segment Overview: Risk & Broking

Risk & Broking: Risk advisory and solutions business delivering innovative, integrated solutions tailored to client needs and underpinned by cutting edge data and analytics, technology and experienced risk thinkers

Corporate Risk & Broking provides a broad range of risk advice insurance brokerage and consulting services to clients worldwide ranging from small businesses to multinational corporations

Insurance Consulting and Technology provides advice and technology solutions to the insurance industry to help clients measure and manage risk and capita and improve performance

Strongly positioned in a large, attractive and growing market …

Top 3
Property & casualty broking

~$32B broking revenue globally

Driven by

- Ongoing hard market
- Rebounding exposures
- Changing nature of risk

Revenue ($M)



+4% CAGR
$3,282
$3,316
$3,564
2019
2020
2021

Operating Income ($M)



+13% CAGR
$650
$714
$835
2019
2020
2021

Operating Margin %



+360 bps
19.8%
21.6%
23.4%
2019
2020
2021

wtwco.com
© 2022 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

wtw

12

wtwco.com Value Creation Framework 1. Seek profitable growth through innovation in attractive markets 2. Target superior shareholder returns through buybacks and prudent investments 3. Defensive business model with historically lower volatility than other financial services subsectors 4. Expected acceleration of operational transformation; aiming to result in meaningful margin improvements 5. Experienced, diverse management and global leadership team focused on achieving targets © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 13

wtwco.com Financial Review © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 14

Segment Performance: Health, Wealth & Career

Segment Highlights

- For the quarter, Health, Wealth & Career grew 2% organically and was led by Health and Benefits Delivery & Outsourcing.
  - Health grew due to gains recorded in connection with book-of-business settlements and new client work. Excluding book-of-business settlements, Health's revenue increased from additional consulting work in North America as well as continued expansion of our local portfolios and global benefits management appointments outside of North America.
  - Benefits Delivery & Outsourcing revenue increased, led by Individual Marketplace with growth in Medicare Advantage sales.
  - Career grew primarily due to increased project activity.
  - Wealth decreased primarily due to headwinds from performance fees received in the prior year.
- Operating income was $217M in the quarter, flat with prior year, while operating margins increased 10 bps from the prior-year second quarter to 18.7% primarily due to improved operating leverage.

1 Includes our Health & Benefits broking and consulting business
2 Includes our Retirement and Investment businesses
3 Includes our Work & Rewards and Employee Experience businesses
4 Includes our Benefits Delivery & Administration and Technology and Administrative Solutions businesses

Revenue ($M)



$1,159
$1,179
Q2-22
Q2-21

Operating Margin



18.7%
18.6%
Q2-22
Q2-21

Organic Revenue Growth	Q2-22	Q2-21
Health[1]	8%	1%
Wealth[2]	(7)%	10%
Career[3]	5%	22%
Benefits Delivery & Outsourcing[4]	7%	12%
Health, Wealth & Career	**2%**	**9%**

wtwco.com
© 2022 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
wtw 15

Segment Performance: Risk & Broking

Segment Highlights

- For the quarter, Risk & Broking grew 3% organically and was led by strong growth in Insurance Consulting & Technology and improvement within Corporate Risk & Broking.
  - Insurance Consulting & Technology grew organically as a result of new software sales and increased advisory work.
  - Corporate Risk & Broking generated revenue growth across all regions, primarily driven by our global lines of business, principally from new business, most notably in Aerospace, Natural Resources and FINEX. Book-of-business settlement activity declined nominally from the prior year and did not meaningfully affect Corporate Risk and Broking's organic growth rate.
  - Operating income of $168M in the quarter declined by 18%, while operating margins contracted by 340 bps primarily reflecting ongoing investments in talent.


Revenue ($M)
$852
$885
Q2-22
Q2-21


Operating Margin
19.7%
23.1%
Q2-22
Q2-21

Organic Revenue Growth	Q2-22	Q2-21
Corporate Risk & Broking	3%	8%
Insurance Consulting & Technology	9%	13%
Risk & Broking	**3%**	**9%**

wtwco.com
© 2022 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
wtw 16

Transformation Program

On track to generate $300M+ of annualized savings through 2024

Costs to Achieve ($ millions)	Q2-22 YTD	Cumulative From Inception	Total Transformation
Real Estate Rationalization	$49	$68	
Technology Modernization	$18	$23	
Process Optimization	$21	$21	
Other	$5	$7	
Total Restructuring / Transformation Costs	**$93**	**$119**	**~$490**
Total Capital Expenditures	**$8**	**$8**	**~$260**
Total Costs to Achieve	**$101**	**$127**	**~$750**
Annualized Run-Rate Savings	**$51**	**$71**	**$300+**

Delivering on our financial commitments

Delivering $300M+ run-rate savings to contribute 300bps of margin improvement, while investing for growth

- Realized **$35M of incremental annualized savings in Q2-22** and **$71M of annualized savings** since program inception
- In Q2-22, we incurred **$82M of restructuring / transformation related charges**, primarily related to real estate transaction costs and technology modernization related costs
- **$5M of capital expenditures** for the quarter
- The cumulative total investment (OpEx + CapEx) is **$127M representing 17%** of expected total one-time program costs

wtwco.com
© 2022 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
wtw 17

wtwco.com Maintaining a Flexible Balance Sheet © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 1 Total Debt equals sum of current debt and long - term debt as shown on the Consolidated Balance Sheets. 2 Signifies Non - GAAP financial measure. See appendix for Non - GAAP reconciliations. Reinforcing our business fundamentals; safeguarding WTW’s financial strengths ($ millions) Dec 31, 2021 June 30, 2022 Cash and Cash Equivalents 4,486 1,920 Total Debt 1 4,587 4,720 Total Equity 13,308 10,417 Debt to Adj. EBITDA 2 Trailing 12 - month 1.9x 2.0x Disciplined capital management strategy Provides WTW with the financial flexibility to reinvest in our businesses, capitalize on market growth opportunities and support significant value creation for shareholders • Our capital structure provides a solid foundation of business strength and reinforces our ability to capture long - term growth • History of effectively managing our leverage with a commitment to maintaining our investment grade credit rating • Committed to a disciplined approach to managing outstanding debt and successfully reduced our leverage profile 18

Executing Against a Balanced Capital Allocation Strategy

Capital Allocation Priorities

- Reinvest in capabilities, businesses, and processes
- Invest in innovation, technology, and new business
- Return excess cash to shareholders through share repurchases and dividends
- Strengthen balance sheet and liquidity
- Sustain dividends and payout ratio
- Business portfolio management
- Pursue opportunistic tuck-in and bolt-on M&A to strengthen capabilities

Q2-22 Highlights

- Repurchased $471 million of shares during the quarter
- Increased share repurchase authorization by $1 billion to $6.5 billion, of which approximately $2.1 billion remains
- Paid quarterly cash dividend of $0.82 per common share
- Completed an offering of $750 million of 4.65% senior notes due 2027

CASH RETURNED TO SHAREHOLDERS



$8.2B
FY2016 to Q2-22
Share repurchases
Dividends
$595
$396
$199
2016
$986
$709
$277
2017
$908
$602
$306
2018
$479
$150
$329
2019
$346
$346
2020
$2,001
$1,627
$374
2021
$2,910
$2,721
$189
Q2-2022 YTD

MEANINGFUL DIVIDEND GROWTH



+9%
Cash dividend growth 6 years CAGR
Quarterly cash dividend per share
$0.48
2016
$0.53
2017
$0.60
2018
$0.65
2019
$0.71
2020
$0.80
2021
$0.82
2022
+9%

wtwco.com
© 2022 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
wtw 19

On Track to Achieve 2022 Financial Targets[1]

FY2022 Revenue Growth	Expect to deliver mid-single digit organic revenue growth
FY2022 Adjusted Margin Improvement	Expect to deliver adjusted operating margin expansion for full year 2022
FY2022 Foreign Currency Impact on Adjusted EPS	Expect approximately $0.20-$0.25 headwind on Adj. EPS at today's rates *Compared to $0.15-$0.20 previously*
FY2022 Other Income	Expect ~$20 million year-over-year decline in non-cash pension income
FY2022 Transformation Program	Expect to deliver in excess of $80M of run-rate savings *Compared to $30M previously*

1 Reflects the Company's current beliefs and expectations as of July 28, 2022 and are subject to significant risks and uncertainties.

wtwco.com
© 2022 WTW. All rights reserved. See "WTW Forward-Looking Statements" above for information about forward-looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.
wtw 20

wtwco.com Appendix: Reconciliation of Non - GAAP Measures © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 21

wtwco.com Appendix 1: Constant Currency and Organic Revenue Change © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Components of Revenue Change ( i ) Less: Less: Three Months Ended June 30, As Reported Currency Constant Currency Acquisitions/ Organic 2022 2021 % Change Impact Change Divestitures Change Health, Wealth & Career $ 1,159 $ 1,179 (2)% (4)% 2% 0% 2% Risk & Broking 852 885 (4)% (5)% 1% (3)% 3% Segment Revenue 2,011 2,064 (3)% (4)% 2% (1)% 2% Divested businesses and other 20 27    Revenue $ 2,031 $ 2,091 (3)% (4)% 1% (1)% 3% As reported, USD millions except % ( i ) Components of revenue change may not add due to rounding 22 Components of Revenue Change ( i ) Less: Less: Six Months Ended June 30, As Reported Currency Constant Currency Acquisitions/ Organic 2022 2021 % Change Impact Change Divestitures Change Health, Wealth & Career $ 2,403 $ 2,412 0% (3)% 2% 0% 2% Risk & Broking 1,743 1,809 (4)% (4)% 0% (1)% 2% Segment Revenue 4,146 4,221 (2)% (3)% 2% 0% 2% Divested businesses and other 45 98      Revenue $ 4,191 $ 4,319 (3)% (3)% 0% (2)% 2%

wtwco.com © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. Appendix 2: Adjusted Op Income and Margin, Adj. EBITDA and Margin As reported, USD millions except % 23 Three Months Ended June 30, 2022 2021 Income from operations $ 137 6.7% $ 170 8.1 % Adjusted for certain items: Amortization 83 97 Restructuring costs 56 — Transaction and transformation, net 38 51 Adjusted operating income $ 314 15.5% $ 318 15.2 % Three Months Ended June 30, 2022 2021 Net Income $ 114 5.6% $ 186 8.9 % Loss/(income) from discontinued operations, net of tax 46 (69) Provision for income taxes 19 75 Interest expense 51 52 Depreciation 65 72 Amortization 83 97 Restructuring costs 56 — Transaction and transformation, net 38 51 (Gain)/loss on disposal of operations (22) 2 Adjusted EBITDA and Adjusted EBITDA Margin $ 450 22.2% $ 466 22.3 % Six Months Ended June 30, 2022 2021 Income from operations $ 316 7.5% $ 381 8.8 % Adjusted for certain items: Impairment 81 — Amortization 168 200 Restructuring costs 62 — Transaction and transformation, net 58 75 Adjusted operating income $ 685 16.3% $ 656 15.2 % Six Months Ended June 30, 2022 2021 Net Income $ 239 5.7% $ 922 21.3 % Loss/(income) from discontinued operations, net of tax 35 (259) Provision for income taxes 62 119 Interest expense 100 111 Impairment 81 — Depreciation 131 143 Amortization 168 200 Restructuring costs 62 — Transaction and transformation, net 58 75 Loss/(gain) on disposal of operations 32 (357) Adjusted EBITDA and Adjusted EBITDA Margin $ 968 23.1% $ 954 22.1%

wtwco.com Appendix 3: Adjusted Net Income and Adjusted Diluted EPS © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. As reported, USD millions except % ( i ) The tax effect was calculated using an effective tax rate for each item. (ii) Per share values and totals may differ due to rounding. 24 Three Months Ended June 30, 2022 2021 Net Income attributable to WTW $ 109 $ 184 Adjusted for certain items: Loss/(income) from discontinued operations, net of tax 46 (69) Amortization 83 97 Restructuring costs 56 — Transaction and transformation, net 38 51 (Gain)/loss on disposal of operations (22) 2 Tax effect on certain items listed above ( i ) (50) (28) Tax effect on statutory rate change — 40 Adjusted Net Income $ 260 $ 277 Weighted - average shares of common stock, diluted 112 130 Diluted Earnings Per Share $ 0.97 $ 1.41 Adjusted for certain items: (ii) Loss/(income) from discontinued operations, net of tax 0.41 (0.53) Amortization 0.74 0.74 Restructuring costs 0.50 — Transaction and transformation, net 0.34 0.39 (Gain)/loss on disposal of operations (0.20) 0.02 Tax effect on certain items listed above ( i ) (0.45) (0.21) Tax effect on statutory rate change — 0.31 Adjusted Diluted Earnings Per Share (ii) $ 2.32 $ 2.12 Six Months Ended June 30, 2022 2021 Net Income attributable to WTW $ 231 $ 917 Adjusted for certain items: Loss/(income) from discontinued operations, net of tax 35 (259) Impairment 81 — Amortization 168 200 Restructuring costs 62 — Transaction and transformation, net 58 75 Loss/(gain) on disposal of operations 32 (357) Tax effect on certain items listed above ( i ) (92) (55) Tax effect on statutory rate change — 40 Adjusted Net Income $ 575 $ 561 Weighted - average shares of common stock, diluted 115 130 Diluted Earnings Per Share $ 2.01 $ 7.04 Adjusted for certain items: (ii) Loss/(income) from discontinued operations, net of tax 0.30 (1.99) Impairment 0.70 — Amortization 1.46 1.53 Restructuring costs 0.54 — Transaction and transformation, net 0.50 0.58 Loss/(gain) on disposal of operations 0.28 (2.74) Tax effect on certain items listed above ( i ) (0.80) (0.42) Tax effect on statutory rate change — 0.31 Adjusted Diluted Earnings Per Share (ii) $ 4.99 $ 4.31

wtwco.com Appendix 4: Adjusted Income Before Taxes, Adjusted Income Tax Rate and Free Cash Flow As reported, USD millions except % © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. ( i ) The tax effect was calculated using an effective tax rate for each item. 25 Three Months Ended June 30, 2022 2021 Income from continuing operations before income taxes $ 179 $ 192 Adjusted for certain items: Amortization 83 97 Restructuring costs 56 — Transaction and transformation, net 38 51 (Gain)/loss on disposal of operations (22) 2 Adjusted income before taxes $ 334 $ 342 Provision for income taxes $ 19 $ 75 Tax effect on certain items listed above ( i ) 50 28 Tax effect on statutory rate change — (40) Adjusted income taxes $ 69 $ 63 U.S. GAAP tax rate 10.5% 38.9% Adjusted income tax rate 20.5% 18.3% Six Months Ended June 30, 2022 2021 Income from continuing operations before income taxes $ 336 $ 782 Adjusted for certain items: Impairment 81 — Amortization 168 200 Restructuring costs 62 — Transaction and transformation, net 58 75 Loss/(gain) on disposal of operations 32 (357) Adjusted income before taxes $ 737 $ 700 Provision for income taxes $ 62 $ 119 Tax effect on certain items listed above (i) 92 55 Tax effect on statutory rate change — (40) Adjusted income taxes $ 154 $ 134 U.S. GAAP tax rate 18.4% 15.2% Adjusted income tax rate 20.8% 19.0% Six Months Ended June 30, 2022 2021 Cash flows from/(used in) operating activities $ 258 $ 366 Less: Additions to fixed assets and software for internal use (60) (79) Free Cash Flow $ 198 $ 287

wtwco.com © 2022 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. About WTW At WTW (NASDAQ: WTW), we provide data - driven, insight - led solutions in the areas of people, risk and capital. Leveraging the global view and local expertise of our colleagues serving 140 countries and markets, we help organizations sharpen their strategy, enhance organizational resilience, motivate their workforce and maximize performance. Working shoulder to shoulder with our clients, we uncover opportunities for sustainable success — and provide perspective that moves you. Learn more at www.wtwco.com . 26